UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 9, 2007 (August 9, 2007)

Manas Petroleum Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-107002	91-1918324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 9
6341 Baar, Switzerland
(Address of principal executive offices) (Zip code)
+41 (44) 718 10 32
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.04 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2007, the board of directors approved by resolution a change in the Company’s fiscal year-end from March 31 to December 31. The report to be filed on Form 10-K for the year ended December 31, 2007 will cover the transition period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAS PETROLEUM CORPORATION

Date: August 9, 2007

By: /s/ Peter-Mark Vogel
Name: Peter-Mark Vogel
Title: Chief Financial Officer